First Quarter 2024 Results May 2, 2024

2 Non-GAAP financial measures and forward-looking statements Non-GAAP financial measures We provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this presentation. The non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”); free cash flow and free cash flow as a percentage of adjusted EBITDA (“free cash flow conversion”); adjusted free cash flow and adjusted free cash flow as a percentage of adjusted EBITDA (“adjusted free cash flow conversion”); net debt, gross leverage and net leverage; and adjusted net income and adjusted diluted earnings per share (“adjusted diluted EPS”). We believe that these adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not reflect, or are unrelated to, RXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted diluted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the attached tables. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating RXO’s ongoing performance. We believe that adjusted EBITDA and adjusted EBITDA margin improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined do not reflect our core operating activities and thereby assist investors with assessing trends in our underlying business. We believe that adjusted net income and adjusted diluted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs that management has determined do not reflect our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables, and thereby may assist investors with comparisons to prior periods and assessing trends in our underlying business. We believe that free cash flow, free cash flow conversion, adjusted free cash flow and adjusted free cash flow conversion are important measures of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value, and may assist investors with assessing trends in our underlying business. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We define adjusted free cash flow as free cash flow less cash paid for transaction, integration, restructuring and other costs. We believe that net debt, gross leverage and net leverage are important measures of our overall liquidity position. Net debt is calculated by removing cash and cash equivalents from the principal balance of our total debt. Gross leverage is calculated as the principal balance of our total debt as a ratio of trailing twelve months adjusted EBITDA. Net leverage is calculated as net debt as a ratio of trailing twelve months adjusted EBITDA. With respect to our financial outlook for the second quarter of 2024 adjusted EBITDA, a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non-GAAP measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income and statement of cash flows prepared in accordance with GAAP that would be required to produce such a reconciliation. Forward-looking statements This presentation includes forward-looking statements, including statements relating to our outlook and 2024 assumptions. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan,“ "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: competition and pricing pressures; economic conditions generally; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; governmental regulation and political conditions; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; a determination by the IRS that the distribution or certain related separation transactions should be treated as taxable transactions; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

3 Q1 2024 highlights 1 Solid execution in a prolonged soft freight market 2 Improving brokerage profitability 3 Continued companywide sales pipeline momentum 4 Strategic technology and growth investments 5 Strong liquidity position

4 First-quarter financial and operating results Solid execution in a prolonged soft freight market Adjusted EBITDA and margin %1 Brokerage y/y volume growth $189M $159M $0 $50 $100 $150 $200 $250 $300 Q1 23 Q1 24 17.4% 18.7% Gross margin $ and % 1 See the “Non-GAAP financial measures” section. $37M $15M 540.00% 545.00% 550.00% 555.00% 560.00% 565.00% 570.00% 575.00% 580.00% 585.00% 590.00% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q1 23 Q1 24 1.6% 3.7% + 11%

5 Diversified business; brokerage market share gains with strong margins Revenue by service offeringBrokerage • Volume growth of 11% y/y – Full-truckload volume growth of 8% y/y – LTL volume growth of 29% y/y • Strong profitability, gross margin of 14.2% Complementary services • Managed Trans. y/y synergy volumes up strongly • Managed Trans. awarded or onboarding $350M FUM in 1H 2024 • Optimized hub network and decreased cost of purchased transportation in Last Mile • Gross margin 20.6% 59%24% 10% 6% Truck Brokerage Last Mile Managed Transportation Freight Forwarding Excludes impact of eliminations. Numbers may not add up to 100% due to rounding.

6 Continuing to invest in the future Growth and productivity investments 1 Brokerage headcount defined as customer and carrier representatives. Multiple technology enhancements to the RXO platform ‒ Increased dedicated lane capabilities to improve carrier engagement ‒ Contract pricing automation for cross-border freight ‒ Generative AI capabilities, including tools for sales enablement ‒ Increased fraud protection measures Continue to invest in other modes of transportation ‒ Added increased LTL automation capabilities across the order lifecycle ‒ New integration to provide real-time intermodal container tracking data Remain staffed for growth while driving productivity gains ‒ Rolling twelve-month loads per head per day increased by over 18%1 y/y ‒ Process automation driving increased workforce productivity 97% Q1 loads created or covered digitally 76% 7-day carrier retention

7 A continuous improvement mindset Cost Management Actions • Increasing employee productivity • Streamlining corporate costs • Rationalizing vendor spend • Optimizing real estate footprint • Increasing efficiencies with process improvement RXO now expects at least $35M of annualized P&L savings in 2024 Results • 2024 actions will now result in at least $35M of annualized P&L savings (vs. at least $25M prior) • 2H 2024 will fully benefit from annualized impact of actions • Majority of cost reduction structural in nature

8 Q1 2024 adjusted EPS bridge Earnings per share Q1-24 Q1-23 GAAP Diluted EPS $(0.13) $ 0.00 Amortization of intangible assets 0.03 0.03 Transaction, integration and restructuring costs 0.10 0.12 Income tax associated with adjustments above1 (0.03) (0.04) Adjusted Diluted EPS2 $(0.03) $ 0.11 RXO reported Q1 2024 adjusted diluted EPS of ($0.03) 1 The tax impact of non-GAAP adjustments represents the tax benefit (expense) calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income (loss). Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. 2 See the “Non-GAAP financial measures” section.

9 Trailing six-month cash walks Note: In millions. 1 Adjusted EBITDA and Adjusted FCF are non-GAAP financial measures. 2 Adjusted EBITDA excludes certain NEO spin-related stock-based compensation. Adj. free cash flow impacted by lower levels of profitability at this stage of the freight cycle Adjusted free cash flow Cash balance1

10 Q1 capital structure snapshot Capital structure (millions) Q1 2024 Notes due 2027 $ 355 Revolver - Finance leases, asset financing & ST debt 20 Total debt, principal balance $ 375 Less: cash 7 Net debt1 $ 368 Committed liquidity (millions) Q1 2024 Cash $ 7 Revolver 600 Total capacity $ 607 1 See the “Non-GAAP financial measures” section. 2 See appendix for calculations of gross and net leverage. • Enhanced flexibility with Amendment to Revolving Credit Agreement • RXO continues to have a strong liquidity position • LTM leverage increased as RXO cycled through higher adj. EBITDA quarters 3.0x 2.9x Leverage1,2 Proactively amended terms to Revolving Credit Agreement in the quarter

11 Historical y/y brokerage revenue per load and gross margin trends -7% -14% -16% -13% -10% -8% 21% 41% 49% 45% 18% 11% 12% 7% -10% -23% -32% -33% -26% -20% -15% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Rev / LD (% y/y) Brokerage GM % Consistently strong brokerage gross margin across freight cycles • Q1 y/y revenue per load decline moderated ~500 basis points when compared to Q4 – Third consecutive quarter of y/y improvement – Expect another y/y improvement in Q2 2024 • Revenue per load declined high-single digit % y/y in Q1 when adjusted for length of haul, mix and changes in fuel prices – High-single digit % decline improved vs. last quarter and in-line with market 2019 2020 2021 2022 2023 2024

12 Q1 monthly brokerage gross margin trends Brokerage gross margin and gross profit per load improved every month • Market loosened as the quarter progressed ‒ January weather tightened the market, without resulting in spot opportunities ‒ Load-to-truck ratio, tender rejections and linehaul spot rates moved lower ‒ Continued excess TL capacity, net carrier exits slowed • RXO specific buy-side actions ‒ January profitability impacted by inclement weather ‒ Leveraged proprietary pricing algorithms and continued to procure capacity effectively ‒ Moved quickly to reduce cost of purchased transportation in February and March Monthly gross profit and margin trends

13 Historical volume and gross profit per load trends RXO’s brokerage gross profit per load decreased sequentially in Q1, primarily due to January weather

14 Q2 2024 outlook and FY 2024 modeling assumptions • Positive year-over-year brokerage volume growth – Full truckload: down low-to-mid single digits – LTL: up more than 30% • Brokerage gross margin: 13%-15% • Companywide adjusted EBITDA1 : $24-$30M Q2 2024 outlook FY 2024 modeling assumptions • Capital expenditures: $40-$50M • Depreciation: $56-$58M, Amortization of intangibles: ~$12M • Stock-based compensation: $24-$26M • Restructuring + transaction & integration expenses: $20-$25M • Net interest expense: $31-$33M • Adjusted effective tax rate: ~30% • Diluted weighted-average shares outstanding: ~120 million 1 See the “Non-GAAP financial measures” section.

15 Key investment highlights 1 Large addressable market with secular tailwinds 2 Track record of above-market growth and high profitability 3 Proprietary technology drives productivity, volume and margin expansion 4 Long-term relationships with blue-chip customers 5 Market-leading platform with complementary transportation solutions 6 Tiered approach to sales drives multi-faceted growth opportunities 7 Diverse exposure across attractive end markets 8 Experienced and proven leadership team

16 Appendix

17 Financial reconciliations 1 See the “Non-GAAP financial measures” section. 2 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue. 3 Trailing six months ended March 31, 2024 is calculated as the three months ended March 31, 2024 plus the three months ended December 31, 2023. 4 Trailing twelve months ended March 31, 2024 is calculated as the three months ended March 31, 2024 plus the twelve months ended December 31, 2023 less the three months ended March 31, 2023. Reconciliation of net income (loss) to adjusted EBITDA and adjusted EBITDA margin Six Months Ended March 31, Three Months Ended December 31, Twelve Months Ended March 31, Year Ended December 31, (Dollars in millions) 2024 2023 2024 3 2023 2024 4 2023 Net income (loss) (15)$ -$ (13)$ 2$ (11)$ 4$ Interest expense, net 8 8 16 8 32 32 Income tax provision (benefit) (6) (3) (4) 2 (3) - Depreciation and amortization expense 16 18 31 15 65 67 Transaction and integration costs 1 6 1 - 7 12 Restructuring and other costs 11 8 15 4 20 17 Adjusted EBITDA 1 15$ 37$ 46$ 31$ 110$ 132$ Revenue 913$ 1,010$ 1,891$ 978$ 3,830 3,927 Adjusted EBITDA margin 1, 2 1.6% 3.7% 2.4% 3.2% 2.9% 3.4% Three Months Ended March 31,

18 Financial reconciliations (cont.) 1 The tax impact of non-GAAP adjustments represents the tax expense calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income (loss). Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. 2 See the "Non-GAAP financial measures" section. (Dollars in millions, shares in thousands, except per share amounts) 2024 2023 Net income (loss) (15)$ -$ Amortization of intangible assets 3 3 Transaction and integration costs 1 6 Restructuring costs 11 8 Income tax associated with the adjustments above 1 (4) (4) Adjusted net income (loss) 2 (4)$ 13$ Adjusted diluted earnings (loss) per share 2 (0.03)$ 0.11$ Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 117,217 119,369 Reconciliation of net income (loss) to adjusted net income (loss) and adjusted diluted earnings (loss) per share Three Months Ended March 31,

19 1 See the “Non-GAAP financial measures” section. 2 Includes the cash component of these line items. 3 Adjusted EBITDA for all periods presented is reconciled above. 4 Free cash flow conversion from adjusted EBITDA is calculated as free cash flow divided by adjusted EBITDA. 5 Adjusted free cash flow conversion from adjusted EBITDA is calculated as adjusted free cash flow divided by adjusted EBITDA. Financial reconciliations (cont.) Reconciliation of cash flows from operating activities to free cash flow and adjusted free cash flow Six Months Ended March 31, Three Months Ended December 31, (Dollars in millions) 2024 2023 2024 2023 Net cash provided by operating activities 7$ 42$ 26$ 19$ Payment for purchases of property and equipment (11) (12) (29) (18) Free cash flow 1 (4)$ 30$ (3)$ 1$ Transaction and integration costs 2 - 4 1 1 Restructuring and other costs 2 5 3 9 4 Adjusted free cash flow 1 1$ 37$ 7$ 6$ Adjusted EBITDA 1, 3 15$ 37$ 46$ 31$ Free cash flow conversion from adjusted EBITDA 1, 4 -26.7% 81.1% -6.5% 3.2% Adjusted free cash flow conversion from adjusted EBITDA 1, 5 6.7% 100.0% 15.2% 19.4% Three Months Ended March 31,

20 Financial reconciliations (cont.) 1 Complementary services include freight forwarding, last mile and managed transportation services. Calculation of gross margin and gross margin as a percentage of revenue               (Dollars in millions)   2024   2023 Revenue         Truck brokerage   564$   600$ Complementary services 1   384   437 Eliminations   (35)   (27) Revenue   913$   1,010$           Cost of transportation and services (exclusive of depreciation and amortization)         Truck brokerage   484$   502$ Complementary services 1   250   284 Eliminations   (35)   (27) Cost of transportation and services (exclusive of depreciation and amortization)   699$   759$           Direct operating expense (exclusive of depreciation and amortization)         Truck brokerage   -$   -$ Complementary services 1   53   61 Direct operating expense (exclusive of depreciation and amortization)   53$   61$ Direct depreciation and amortization expense Truck brokerage -$ -$ Complementary services 1 2 1 Direct depreciation and amortization expense   2$ 1$ Gross margin         Truck brokerage   80$ 98$ Complementary services 1   79 91 Gross margin   159$   189$           Gross margin as a percentage of revenue         Truck brokerage   14.2%   16.3% Complementary services 1   20.6%   20.8% Gross margin as a percentage of revenue   17.4%   18.7% Three Months Ended March 31,

21 Financial reconciliations (cont.) 1 See the “Non-GAAP financial measures” section. 2 See reconciliation of net income (loss) to adjusted EBITDA. 3 Represents stock compensation expense and other non-recurring items included in sales, general and administrative expense. March 31, (Dollars in millions) 2024 Reconciliation of Bank Adjusted EBITDA   Adjusted EBITDA 1, 2 for the trailing twelve months ended March 31, 2024 110$ Adjustments per credit agreement 3 for the trailing twelve months ended March 31, 2024 17 Bank Adjusted EBITDA 127$ Calculation of Gross Leverage Total debt, principal balance 375$ Bank Adjusted EBITDA 127 Gross Leverage 1 3.0x Calculation of Net Leverage Net debt 1 368$ Bank Adjusted EBITDA 127 Net Leverage 1 2.9x Reconciliation of Bank Adjusted EBITDA; Calculation of Gross Leverage and Net Leverage